Exhibit a.8

DUFF & PHELPS UTILITIES INCOME INC.

Articles of Amendment

            Duff & Phelps Utilities Income Inc., a Maryland corporation having its principal office in Baltimore City, Maryland and its principal executive office in Chicago, Illinois (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

            FIRST:            The Corporation's Articles Supplementary creating Remarketed Preferred Stock Series A, Series B, Series C, Series D and Series E are hereby amended as follows:

                        1.         Part I, Paragraph 1, Definitions, is amended by deleting the definitions of "Deposit Securities," "Discounted Value," "RP Basic
                                    Maintenance Amount" and "RP Basic Maintenance Cure Date" and
                                    replacing them with the following definitions:

                                    "Deposit Securities" means cash, U.S. Government Obligations and Short
                                    Term Money Market Instruments.  Except for purposes of determining compliance with either RP Basic Maintenance Amount, each Deposit
                                    Security shall be deemed to have a value equal to its principal or face amount payable at maturity plus any interest payable thereon after delivery of such Deposit Security but only if payable on or prior to the applicable payment date in advance of which the relevant deposit is made.

                                    "Discounted Value," with respect to any asset held by the Corporation as of any date, means the quotient of the Market Value of such asset divided by the applicable Discount Factor Supplied by S&P (provided that, in the event the Corporation has written a call option on such asset, the
                                    Discounted Value of such asset shall be zero) or the quotient of the Market
                                    Value of such asset divided by the applicable Discount Factor Supplied by
                                    Moody's (provided that, in the event the Corporation has written a call option on such asset, the Discounted Value of such asset shall mean the quotient of the lower of the Market Value of such asset and the exercise price of such call option divided by the applicable Discount Factor
                                    Supplied by Moody's), as the case may be, provided that in no event shall the Discounted Value of any asset constituting Eligible Portfolio Property as of any date exceed the unpaid principal balance or face amount of such asset as of that date.  With respect to the calculation of the Discounted
                                    Value of any Utility Bond included in the Corporation's Eligible Portfolio
                                    Property, such calculation shall be made using the criteria set forth in the definitions of Utility Bonds and Market Value.  With respect to the calculation of the Discounted Value of any Utility Stock included in the
                                    Corporation's Eligible Portfolio Property such calculation shall be made using the criteria set forth in the definitions of Utility Stocks and Market
                                    Value.  When calculating the aggregate Discounted Value of the
                                    Corporation's Eligible Portfolio Property for comparison with the
                                    Moody's RP Basic Maintenance Amount, the Discount Factors Supplied
                                    by Moody's shall be used; provided that, in making such calculation, the amount of Utility Stocks issued by public utility companies with nuclear facilities under construction (as determined by the Adviser) which may be included in such calculation shall be limited to five percent of the Market
                                    Value of the Corporation's Eligible Portfolio Property.  When calculating the aggregate Discounted Value of the Corporation's Eligible Portfolio
                                    Property for comparison with the S&P Basic Maintenance Amount, the
                                    Discount Factors Supplied by S&P shall be used. Notwithstanding any other provision of these Articles Supplementary, any Utility Bond that has a remaining maturity of more than 30 years, and any asset as to which there is no Discount Factor Supplied by Moody's or Discount Factor
                                    Supplied by S&P either in these Articles Supplementary or in an amendment or supplement thereof, shall have a Discounted Value for purposes of determining the aggregate Discounted Value of the
                                    Corporation's Eligible Portfolio Property calculated using the Discount
                                    Factor Supplied by Moody's or S&P, as the case may be, of zero.

                                    "RP Basic Maintenance Amount" means the Moody's RP Basic
                                    Maintenance Amount or the S&P RP Basic Maintenance Amount, as the
                                    case may be.

                                    "RP Basic Maintenance Cure Date," with respect to the failure by the
                                    Corporation to maintain either RP Basic Maintenance Amount (as required by paragraph 8 of this Part I) as of each Valuation Date, means the eighth Business Day following such Valuation Date.

                                    "RP Basic Maintenance Report" means a report signed by the President, the Treasurer, any Senior Vice President or any Vice President of the
                                    Corporation which sets forth, as of the related Valuation Date, the assets of the Corporation, the Market Value and the Discounted Value thereof
                                    (seriatim and in the aggregate), and each RP Basic Maintenance Amount.

                        2.         Part I, Paragraph 1, Definitions, is further amended by the addition thereto of the following definitions of "Moody's RP Basic Maintenance Amount"
                                    and "S&P RP Basic Maintenance Amount":

                                    "Moody's RP Basic Maintenance Amount" means, initially, as of any date, the sum of (i) the aggregate liquidation preference of the shares of RP outstanding and shares of Other RP outstanding, (ii) to the extent not covered in (i), the aggregate amount of accumulated but unpaid cash dividends with respect to the shares of RP outstanding and shares of Other
                                    RP outstanding, (iii) any Rights due and payable and any equivalent rights to receive cash with respect to Other RP which are due and payable, (iv)
                                    an amount equal to the product of (x) three and (y) the principal amount of the Corporation's loan from the Aid Association for Lutherans then outstanding, (v) an amount equal to the sum of (x) the amount of accrued but unpaid interest on the principal amount of the Corporation's loan from the Aid Association for Lutherans then outstanding and (y) an amount equal to 70 days of additional accrued interest on such loan at the then-current interest rate borne by such loan, (vi) an amount equal to the product of (x) three and (y) the aggregate principal amount of any other then outstanding indebtedness of the Corporation for money borrowed,
                                    (vii) an amount equal to the sum of (x) the aggregate accrued but unpaid interest on the indebtedness referred to in the foregoing clause (vi) and (y)
                                    an amount equal to 70 days of additional accrued interest on such indebtedness at the then-current interest rate(s) borne by such indebtedness, (viii) the aggregate Projected Dividend Amount, (ix)
                                    redemption premium, if any, and (x) the greater of $200,000 or an amount equal to projected expenses of the Corporation (including, without limitation, fee and indemnification obligations of the Corporation incurred in connection with any commercial paper program undertaken by the
                                    Corporation or with any credit facility related thereto) for the next three month period.  The Board of Directors shall have the authority to adjust, modify, alter or change from time to time the initial elements comprising the Moody's RP Basic Maintenance Amount if the Board of Directors
                                    determines and Moody's advises the Corporation in writing that such adjustment, modification, alteration or change will not adversely affect its then-current rating on the RP.

                                    "S&P RP Basic Maintenance Amount" means, initially, as of any date, the sum of (i) the aggregate liquidation preference of the shares of RP outstanding and shares of Other RP outstanding, (ii) to the extent not covered in (i), the aggregate amount of accumulated but unpaid cash dividends with respect to the shares of RP outstanding and shares of Other
                                    RP outstanding, (iii) any Rights due and payable and any equivalent rights to receive cash with respect to Other RP which are due and payable, (iv)
                                    the principal amount of the Corporation's loan from the Aid Association for Lutherans then outstanding, (v) an amount equal to accrued but unpaid interest on the principal amount of the Corporation's loan from the Aid
                                    Association for Lutherans then outstanding, (vi) the aggregate principal amount of, and an amount equal to accrued but unpaid interest on, any other then outstanding indebtedness of the Corporation for money borrowed, (vii) the aggregate Projected Dividend Amount, (viii)
                                    redemption premium, if any, and (ix) the greater of $200,000 or an amount equal to projected expenses of the Corporation (including, without limitation, fee and indemnification obligations of the Corporation incurred in connection with any commercial paper program undertaken by the
                                    Corporation or with any credit facility related thereto) for the next three month period.  The Board of Directors shall have the authority to adjust, modify, alter or change from time to time the initial elements comprising the S&P RP Basic Maintenance Amount if the Board of Directors
                                    determines and S&P advises the Corporation in writing that such adjustment, modification, alteration or change will not adversely affect its then-current rating on the RP.

                        3.         Part I, Paragraph 3, Dividends, is amended by deleting paragraph (i)
                                    thereof and replacing it with the following:

                                    (i) So long as any shares of RP are outstanding, the Corporation shall not, subject to the requirements of the 1940 Act and Maryland law, without the affirmative vote or consent of the holders of at least two-thirds of the votes of the shares of RP outstanding at the time, given in person or by proxy, either in writing or at a meeting (voting separately as one class):  (a)
                                    authorize, create or issue, or increase the authorized or issued amount, of any class or series of stock ranking prior to the RP with respect to payment of dividends or the distribution of assets on liquidation, or (b)
                                    amend, alter or repeal the provisions of the Corporation's Charter including these Articles Supplementary, whether by merger, consolidation or otherwise, so as to materially and adversely affect any right, preference, privileges or voting power of such shares of RP or the
                                    Holders thereof; provided that, any increase in the amount of the authorized RP or the creation and issuance of other series of Preferred
                                    Stock, or any increase in the amount of authorized shares of such series or of any other series of remarketed preferred stock, in each case ranking on a parity with or junior to the RP, will not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers unless such issuance would cause the Corporation not to satisfy the 1940
                                    Act RP Asset Coverage or either RP Basic Maintenance Amount. Unless a higher percentage is provided for under the Charter, the affirmative vote of the holders of a majority of the outstanding shares of Preferred Stock including RP, voting together as a single class, will be required to approve any plan of reorganization adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act.
                                    The class vote of holders of shares of Preferred Stock, including RP, described above will in each case be in addition to a separate vote of the requisite percentage of shares of Common Stock and shares of Preferred
                                    Stock, including RP, necessary to authorize the action in question.

                                    The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of RP shall have been redeemed or called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

                        4.         Part I, Paragraph 4, Redemption, is amended by deleting paragraph (b)
                                    thereof and replacing it with the following:

                                    (b) The Corporation shall redeem, out of funds legally available therefor, at a redemption price of $100,000 per share plus an amount equal to cash dividends thereon (whether or not earned or declared) accumulated but unpaid to the date of redemption, shares of RP to the extent permitted under the 1940 Act and Maryland law, on a date fixed by the Board of
                                    Directors, if the Corporation fails to maintain either RP Basic
                                    Maintenance Amount or the 1940 Act RP Asset Coverage and such failure is not cured on or before the RP Basic Maintenance Cure Date or the 1940
                                    Act Cure Date (herein referred to as the "Cure Date"), as the case may be.
                                    The number of shares to be redeemed shall be equal to the lesser of
                                    (i) the minimum number of shares of RP the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, together with all shares of other Preferred Stock subject to redemption or retirement, would result in the satisfaction of the relevant
                                    RP Basic Maintenance Amount or the 1940 Act RP Asset Coverage, as the
                                    case may be, on such Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all shares of RP then outstanding shall be redeemed), and (ii) the maximum number of shares of  RP that can be redeemed out of funds expected to be legally available therefor on such redemption date. In determining the number of shares of RP required to be redeemed in accordance with the foregoing, the Corporation shall allocate the amount required to achieve the relevant RP Basic Maintenance Amount or the 1940 Act RP Asset Coverage, as the case may be, pro rata among the
                                    RP and the Other RP.  The Corporation shall effect such redemption not later than 41 days after such Cure Date, except that if the Corporation does not have funds legally available for the redemption of all of the required number of shares of RP which are subject to mandatory redemption or the
                                    Corporation otherwise is unable to effect such redemption on or prior to such Cure Date, the Corporation shall redeem those shares of RP which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption.

                        5.         Part I, Paragraph 8, Asset and Liquidity Coverage, is amended by deleting the text of Paragraph (i) of Paragraph (a), RP Basic Maintenance Amount,
                                    thereof and replacing it with the following text:

                                    (i) The Corporation shall maintain, on each Valuation Date, (A) Eligible
                                    Portfolio Property having an aggregate Discounted Value (calculated using the Discount Factors Supplied by Moody's) at least equal to the
                                    Moody's RP Basic Maintenance Amount and (B) Eligible Portfolio
                                    Property having an aggregate Discounted Value (calculated using the
                                    Discount Factors Supplied by S&P) at least equal to the S&P RP Basic
                                    Maintenance Amount.

            SECOND:       The Corporation's Articles Supplementary creating Remarketed Preferred Stock Series I are hereby amended as follows:

                        1.         Part I, Paragraph 1, Definitions, is amended by deleting the definitions of
                                    "Deposit Securities," "Discounted Value," "RP Basic Maintenance
                                    Amount" and "RP Basic Maintenance Cure Date" and replacing them with the following definitions:

                                    "Deposit Securities" means cash, U.S. Government Obligations and Short
                                    Term Money Market Instruments.  Except for purposes of determining compliance with either RP Basic Maintenance Amount, each Deposit
                                    Security shall be deemed to have a value equal to its principal or face amount payable at maturity plus any interest payable thereon after delivery of such Deposit Security but only if payable on or prior to the applicable payment date in advance of which the relevant deposit is made.

                                    "Discounted Value," with respect to any asset held by the Corporation as of any date, means the quotient of the Market Value of such asset divided by the applicable Discount Factor Supplied by S&P (provided that, in the event the Corporation has written a call option on such asset, the
                                    Discounted Value of such asset shall be zero) or the quotient of the Market
                                    Value of such asset divided by the applicable Discount Factor Supplied by
                                    Moody's (provided that, in the event the Corporation has written a call option on such asset, the Discounted Value of such asset shall mean the quotient of the lower of the Market Value of such asset and the exercise price of such call option divided by the applicable Discount Factor
                                    Supplied by Moody's), as the case may be, provided that in no event shall the Discounted Value of any asset constituting Eligible Portfolio Property as of any date exceed the unpaid principal balance or face amount of such asset as of that date.  With respect to the calculation of the Discounted
                                    Value of any Utility Bond included in the Corporation's Eligible Portfolio
                                    Property, such calculation shall be made using the criteria set forth in the definitions of Utility Bonds and Market Value.  With respect to the calculation of the Discounted Value of any Utility Stock included in the
                                    Corporation's Eligible Portfolio Property such calculation shall be made using the criteria set forth in the definitions of Utility Stocks and Market
                                    Value.  When calculating the aggregate Discounted Value of the
                                    Corporation's Eligible Portfolio Property for comparison with the Moody's
                                    RP Basic Maintenance Amount, the Discount Factors Supplied by
                                    Moody's shall be used; provided that, in making such calculation, the amount of Utility Stocks issued by public utility companies with nuclear facilities under construction (as determined by the Adviser) which may be included in such calculation shall be limited to five percent of the Market
                                    Value of the Corporation's Eligible Portfolio Property.  When calculating the aggregate Discounted Value of the Corporation's Eligible Portfolio
                                    Property for comparison with the S&P Basic Maintenance Amount, the
                                    Discount Factors Supplied by S&P shall be used.  Notwithstanding any other provision of these Articles Supplementary, any Utility Bond that has a remaining maturity of more than 30 years, and any asset as to which there is no Discount Factor Supplied by Moody's or Discount Factor
                                    Supplied by S&P either in these Articles Supplementary or in an amendment or supplement thereof, shall have a Discounted Value for purposes of determining the aggregate Discounted Value of the
                                    Corporation's Eligible Portfolio Property calculated using the Discount
                                    Factor Supplied by Moody's or S&P, as the case may be, of zero.

                                    "RP Basic Maintenance Amount" means the Moody's RP Basic
                                    Maintenance Amount or the S&P RP Basic Maintenance Amount, as the
                                    case may be.

                                    "RP Basic Maintenance Cure Date," with respect to the failure by the
                                    Corporation to maintain either RP Basic Maintenance Amount (as required by paragraph 8 of this Part I) as of each Valuation Date, means the eighth Business Day following such Valuation Date.

                                    "RP Basic Maintenance Report" means a report signed by the President, the Treasurer, any Senior Vice President or any Vice President of the
                                    Corporation which sets forth, as of the related Valuation Date, the assets of the Corporation, the Market Value and the Discounted Value thereof
                                    (seriatim and in the aggregate), and each RP Basic Maintenance Amount.

                        2.         Part I, Paragraph 1, Definitions, is further amended by the addition thereto of the following definitions of "Moody's RP Basic Maintenance Amount"
                                    and "S&P RP Basic Maintenance Amount":

                                    "Moody's RP Basic Maintenance Amount" means, initially, as of any date, the sum of (i) the aggregate liquidation preference of the shares of RP outstanding and shares of Other RP outstanding, (ii) to the extent not covered in (i), the aggregate amount of accumulated but unpaid cash dividends with respect to the shares of RP outstanding and shares of Other
                                    RP outstanding, (iii) any Rights due and payable and any equivalent rights to receive cash with respect to Other RP which are due and payable, (iv)
                                    an amount equal to the product of (x) three and (y) the principal amount of the Corporation's loan from the Aid Association for Lutherans then outstanding, (v) an amount equal to the sum of (x) the amount of accrued but unpaid interest on the principal amount of the Corporation's loan from the Aid Association for Lutherans then outstanding and (y) an amount equal to 70 days of additional accrued interest on such loan at the then-
                                    current interest rate borne by such loan, (vi) an amount equal to the product of (x) three and (y) the aggregate principal amount of any other then outstanding indebtedness of the Corporation for money borrowed,
                                    (vii) an amount equal to the sum of (x) the aggregate accrued but unpaid interest on the indebtedness referred to in the foregoing clause (vi) and (y)
                                    an amount equal to 70 days of additional accrued interest on such indebtedness at the then-current interest rate(s) borne by such indebtedness, (viii) the aggregate Projected Dividend Amount, (ix)
                                    redemption premium, if any, and (x) the greater of $200,000 or an amount equal to projected expenses of the Corporation (including, without limitation, fee and indemnification obligations of the Corporation incurred in connection with any commercial paper program undertaken by the
                                    Corporation or with any credit facility related thereto) for the next three month period.  The Board of Directors shall have the authority to adjust, modify, alter or change from time to time the initial elements comprising the Moody's RP Basic Maintenance Amount if the Board of Directors
                                    determines and Moody's advises the Corporation in writing that such adjustment, modification, alteration or change will not adversely affect its then-current rating on the RP.

                                    "S&P RP Basic Maintenance Amount" means, initially, as of any date, the sum of (i) the aggregate liquidation preference of the shares of RP outstanding and shares of Other RP outstanding, (ii) to the extent not covered in (i), the aggregate amount of accumulated but unpaid cash dividends with respect to the shares of RP outstanding and shares of Other
                                    RP outstanding, (iii) any Rights due and payable and any equivalent rights to receive cash with respect to Other RP which are due and payable, (iv)
                                    the principal amount of the Corporation's loan from the Aid Association for Lutherans then outstanding, (v) an amount equal to accrued but unpaid interest on the principal amount of the Corporation's loan from the Aid
                                    Association for Lutherans then outstanding, (vi) the aggregate principal amount of, and an amount equal to accrued but unpaid interest on, any other then outstanding indebtedness of the Corporation for money borrowed, (vii) the aggregate Projected Dividend Amount, (viii)
                                    redemption premium, if any, and (ix) the greater of $200,000 or an amount equal to projected expenses of the Corporation (including, without limitation, fee and indemnification obligations of the Corporation incurred in connection with any commercial paper program undertaken by the
                                    Corporation or with any credit facility related thereto) for the next three month period.  The Board of Directors shall have the authority to adjust, modify, alter or change from time to time the initial elements comprising the S&P RP Basic Maintenance Amount if the Board of Directors
                                    determines and S&P advises the Corporation in writing that such adjustment, modification, alteration or change will not adversely affect its then-current rating on the RP.

                        3.         Part I, Paragraph 3, Dividends, is amended by deleting paragraph (i)
                                    thereof and replacing it with the following:

                                    (i) So long as any shares of RP are outstanding, the Corporation shall not, subject to the requirements of the 1940 Act and Maryland law, without the affirmative vote or consent of the holders of at least two-thirds of the votes of the shares of RP outstanding at the time, given in person or by proxy, either in writing or at a meeting (voting separately as one class):  (a)
                                    authorize, create or issue, or increase the authorized or issued amount, of any class or series of stock ranking prior to the RP with respect to payment of dividends or the distribution of assets on liquidation, or (b) amend, alter or repeal the provisions of the Corporation's Charter including these
                                    Articles Supplementary, whether by merger, consolidation or otherwise, so as to materially and adversely affect any right, preference, privileges or voting power of such shares of RP or the Holders thereof; provided that, any increase in the amount of the authorized RP or the creation and issuance of other series of Preferred Stock, or any increase in the amount of authorized shares of such series or of any other series of remarketed preferred stock, in each case ranking on a parity with or junior to the RP, will not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers unless such issuance would cause the Corporation not to satisfy the 1940 Act RP Asset Coverage or either
                                    RP Basic Maintenance Amount.  Unless a higher percentage is provided for under the Charter, the affirmative vote of the holders of a majority of the outstanding shares of Preferred Stock including RP, voting together as a single class, will be required to approve any plan of reorganization adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act.  The class vote of holders of shares of Preferred Stock, including RP, described above will in each case be in addition to a separate vote of the requisite percentage of shares of
                                    Common Stock and shares of Preferred Stock, including RP, necessary to authorize the action in question.

                                    The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of RP shall have been redeemed or called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

                        4.         Part I, Paragraph 4, Redemption, is amended by deleting paragraph (b)
                                    thereof and replacing it with the following:

                                    (b) The Corporation shall redeem, out of funds legally available therefor, at a redemption price of $100,000 per share plus an amount equal to cash dividends thereon (whether or not earned or declared) accumulated but unpaid to the date of redemption, shares of RP to the extent permitted under the 1940 Act and Maryland law, on a date fixed by the Board of
                                    Directors, if the Corporation fails to maintain either RP Basic
                                    Maintenance Amount or the 1940 Act RP Asset Coverage and such failure is not cured on or before the RP Basic Maintenance Cure Date or the 1940
                                    Act Cure Date (herein referred to as the "Cure Date"), as the case may be.
                                    The number of shares to be redeemed shall be equal to the lesser of (i) the minimum number of shares of RP the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure
                                    Date, together with all shares of other Preferred Stock subject to redemption or retirement, would result in the satisfaction of the relevant
                                    RP Basic Maintenance Amount or the 1940 Act RP Asset Coverage, as the
                                    case may be, on such Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all shares of RP then outstanding shall be redeemed), and (ii) the maximum number of shares of RP that can be redeemed out of funds expected to be legally available therefor on such redemption date.  In determining the number of shares of RP required to be redeemed in accordance with the foregoing, the Corporation shall allocate the amount required to achieve the relevant RP Basic Maintenance Amount or the
                                    1940 Act RP Asset Coverage, as the case may be, pro rata among the RP and the Other RP.  The Corporation shall effect such redemption not later than 41 days after such Cure Date, except that if the Corporation does not have funds legally available for the redemption of all of the required number of shares of RP which are subject to mandatory redemption or the
                                    Corporation otherwise is unable to effect such redemption on or prior to such Cure Date, the Corporation shall redeem those shares of RP which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption.

                        5.         Part I, Paragraph 8, Asset and Liquidity Coverage, is amended by deleting the text of Paragraph (i) of Paragraph (a), RP Basic Maintenance Amount,
                                    thereof and replacing it with the following text:

                                    (i) The Corporation shall maintain, on each Valuation Date, (A) Eligible
                                    Portfolio Property having an aggregate Discounted Value (calculated using the Discount Factors Supplied by Moody's) at least equal to the
                                    Moody's RP Basic Maintenance Amount and (B) Eligible Portfolio
                                    Property having an aggregate Discounted Value (calculated using the
                                    Discount Factors Supplied by S&P) at least equal to the S&P RP Basic
                                    Maintenance Amount.

            THIRD:           The amendments as herein above set forth have been duly advised by the Board of Directors of the Corporation and duly approved by the Corporation's stockholders.

            FOURTH:       These amendments do not increase the authorized stock of the Corporation.

            FIFTH:            These amendments shall become effective as of the time that the State Department of Assessments and Taxation of Maryland accepts these Articles of Amendment for record.

            IN WITNESS WHEREOF, Duff & Phelps Utilities Income Inc. has caused these Articles of Amendment to be signed in its name and on its behalf by its chairman and attested by its secretary on this 30th day of November, 1993.

                                                                                    Duff & Phelps Utilities Income Inc.

                                                                                    By:/s/ Claire V. Hansen
                                                                                                 Claire V. Hansen
                                                                                                Chairman

ATTEST:

/s/ Calvin J. Pedersen
 Calvin J. Pedersen
Secretary

            THE UNDERSIGNED, chairman of Duff & Phelps Utilities Income Inc., who executed on behalf of said corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name and on the behalf of said corporation, the foregoing Articles of Amendment to be the corporate act of said corporation and further certifies that to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects, under the penalties of perjury.

                                                                                    /s/ Claire V. Hansen
                                                                                     Claire V. Hansen